Supplement dated 7-31-2009 to the current Prospectus

Under the heading “Fund Details,” in the “Who’s who” subsection, the information under the subheading “Custodian,” is amended and restated as follows:

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s new asset value (NAV).

State Street Bank and Trust Company

Lafayette Corporate Center

Two Avenue de Lafayette

Boston, MA 02111

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock High Yield Fund

John Hancock Government Income Fund

John Hancock Investment Grade Bond Fund

Supplement dated 7-31-2009 to the current Statement of Additional Information

Under the heading “CUSTODY OF PORTFOLIO” the information about the funds’ custodian is amended and restated as follows:

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Trust, on behalf of the Funds and State Street Bank and Trust Company (“State Street”), Lafayette Corporate Center, Two Avenue de Lafayette, Boston, MA 92111.  Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.